UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2013 (April 2, 2013)

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
On April 2, 2013, Investors Real Estate Trust (the "Company") and its operating partnership, IRET Properties, A North Dakota Limited Partnership entered into an underwriting agreement (the "Underwriting Agreement") with BMO Capital Markets Corp., as the representative of the several underwriters named on Schedule I attached thereto (the "Underwriters"), relating to the issuance and sale of 5,750,000 of the Company's common shares of beneficial interest, no par value per share (the "Common Shares"), at a public offering price of $9.25 per share, less an underwriting discount of $0.41625 per share (the "Offering").  The Underwriting Agreement provided a 30-day option to the Underwriters to purchase up to an additional 862,500 Common Shares on the same terms to cover over-allotments, if any (the "Option").  The Underwriters exercised the Option in part to purchase an additional 263,300 Common Shares.  The closing of the Offering occurred on April 5, 2013.
The 6,013,300 Common Shares issued and sold pursuant to the Underwriting Agreement have been registered on the Company's shelf registration statement on Form S-3 (File No. 333-165977), which was filed with the Securities and Exchange Commission (the "SEC") on April 9, 2010 and was declared effective on May 4, 2010.
The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption "Underwriting" contained in the Company's prospectus supplement, dated April 2, 2013, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.
In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of its counsel, Leonard, Street & Deinard, Professional Association and Hunton & Williams LLP, respectively.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated April 2, 2013, by and among Investors Real Estate Trust, IRET Properties, A North Dakota Limited Partnership and BMO Capital Markets Corp., as representative of the several Underwriters listed on Schedule I attached thereto.

5.1	Opinion of Leonard, Street & Deinard, Professional Association, dated April 5, 2013, regarding the legality of the Common Shares.

8.1	Opinion of Hunton & Williams LLP, dated April 5, 2013, regarding certain tax matters.

23.1	Consent of Leonard, Street & Deinard, Professional Association (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: April 5, 2013	By:/s/ Diane K. Bryantt Diane K. Bryantt Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated April 2, 2013, by and among Investors Real Estate Trust, IRET Properties, A North Dakota Limited Partnership and BMO Capital Markets Corp., as representative of the several Underwriters listed on Schedule I attached thereto.

5.1	Opinion of Leonard, Street & Deinard, Professional Association, dated April 5, 2013, regarding the legality of the Common Shares.

8.1	Opinion of Hunton & Williams LLP, dated April 5, 2013, regarding certain tax matters.

23.1	Consent of Leonard, Street & Deinard, Professional Association (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

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